UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  November 30, 2022

PBF ENERGY INC.
PBF ENERGY COMPANY LLC
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-206728-02	61-1622166
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
  (Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of The Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	PBF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On November 30, 2022, pursuant to that certain Agreement and Plan of Merger, dated as of July 27, 2022 (the “Merger Agreement”), by and among PBF Energy, Inc., a Delaware corporation (“PBF Energy”), PBF Energy Company, LLC, a Delaware limited liability company and subsidiary of PBF Energy (“PBF LLC”), PBFX Holdings Inc., a Delaware corporation and wholly owned subsidiary of PBF LLC (“PBFX Holdings”), Riverlands Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of PBF LLC (“Merger Sub”), PBF Logistics LP, a Delaware limited partnership (“PBFX”) and PBF Logistics GP LLC, a Delaware limited liability company and the general partner of PBFX (“PBFX GP”), PBF LLC acquired all of the outstanding common units representing limited partner interests in PBFX (“PBFX Common Units”) other than PBFX Common Units held directly or indirectly by PBF Energy and its subsidiaries (all such PBFX Common Units held by persons other than PBF Energy and its subsidiaries, the “PBFX Public Common Units,” and the holders of such units, the “PBFX Public Unitholders”). Pursuant to the terms of the Merger Agreement, on November 30, 2022, Merger Sub merged with and into PBFX, with PBFX surviving the merger as an indirect subsidiary of PBF Energy, owned 99% by PBF LLC and 1% by PBFX Holdings (the “Merger”). At the effective time of the Merger (the “Effective Time”), pursuant to the terms of the Merger Agreement, each PBFX Public Common Unit was converted into the right to receive: (i) 0.270 of a share of Class A Common Stock, par value $0.001 per share, of PBF Energy (the “PBF Energy Common Stock,” and such consideration, the “Stock Consideration”), (ii) $9.25 in cash, without interest (the “Cash Consideration” and together with the Stock Consideration, the “Merger Consideration”), and (iii) any cash in lieu of fractional shares of PBF Energy Common Stock to which the holder thereof became entitled upon surrender of such PBFX Public Common Units in accordance with the Merger Agreement. The PBFX Common Units owned by PBF LLC and PBFX Holdings and the non-economic general partner interest remain outstanding and were unaffected by the Merger. There was no change in ownership of the non-economic general partner interest.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November 30, 2022, the previously announced transactions contemplated by the Merger Agreement, including the Merger, were completed.

The description of the Merger Agreement and the Merger in the Introductory Note is incorporated by reference into this Item 2.01.

Such description and information do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, which is incorporated by reference to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated by reference into this Item 2.01.

Item 7.01.	Regulation FD Disclosure.

On November 30, 2022, PBF Energy and PBFX issued a joint press release announcing the completion of the Merger. The press release is furnished as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*
Agreement and Plan of Merger, dated July 27, 2022, by and among PBF Energy Inc., PBF Energy Company LLC, PBFX Holdings Inc., Riverlands Merger Sub LLC, PBF Logistics LP and PBF Logistics GP LLC (incorporated by reference herein to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-36446) filed on July 28, 2022).

99.1	Joint Press Release, dated November 30, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*
Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. PBF Energy Inc. agrees to furnish supplementally a copy of any such omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: November 30, 2022	PBF Energy Inc.
(Registrant)

	By:	/s/ Trecia M. Canty
	Name:	Trecia M. Canty
	Title:	Senior Vice President, General Counsel and Secretary

Date: November 30, 2022	PBF Energy Company LLC
(Registrant)

	By:	/s/ Trecia M. Canty
	Name:	Trecia M. Canty
	Title:	Senior Vice President, General Counsel and Secretary

Date: November 30, 2022	PBF Holding Company LLC
(Registrant)

	By:	/s/ Trecia M. Canty
	Name:	Trecia M. Canty
	Title:	Senior Vice President, General Counsel and Secretary